SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 1, 1999
                                                  ----------------


                           GLENAYRE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                                0-15761                     98-0085742
--------                                -------                     ----------
(State or other jurisdiction          (Commission                (IRS Employer
of incorporation)                    File Number)          Identification No.)


5935 Carnegie Boulevard, Charlotte, North Carolina                     28209
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         (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (704) 553-0038
                                                     --------------------------

                                 Not applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 1, 1999, the Registrant sold approximately 95% of the outstanding capital stock of Western Multiplex Corporation, a Delaware corporation ("WMC-Delaware"), pursuant to the terms of an Amended and Restated Acquisition Agreement (the "Acquisition Agreement") dated as of September 30, 1999 among the Registrant, GTI Acquisition Corp., a wholly-owned subsidiary of the Registrant and the direct owner of the WMC-Delaware capital stock ("GTI"), Western Multiplex Corporation, a California corporation and a wholly-owned subsidiary of WMC-Delaware, WMC-Delaware and WMC Holding Corp. ("Purchaser"). Pursuant to the terms of the Acquisition Agreement, 42,000,000 shares of the Class B Common Stock of WMC-Delaware were redeemed by WMC-Delaware from GTI for $21,000,000 in cash, and 35,955,000 shares of the Class B Common Stock of WMC-Delaware were purchased by Purchaser from GTI for approximately $18,000,000 in cash, subject to adjustment after the closing based on the net worth of WMC-Delaware as of the closing date. The Registrant retained 2,045,000 shares of the Class B Common Stock of WMC-Delaware, approximately 5% of its outstanding Common Stock as of the closing date. The terms of the Acquisition Agreement, including the consideration for the WMC-Delaware stock, were negotiated on an arms-length basis by senior members of management of the Registrant and Purchaser.

The Registrant's News Release announcing the completion of the disposition of 95% of WMC-Delaware is filed as Exhibit 99 to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits

           2 Amended and Restated Acquisition Agreement dated as of September 30, 1999 among GTI Acquisition Corp., the Registrant, Western Multiplex Corporation, a California corporation, Western Multiplex Corporation, a Delaware Corporation, and WMC Holding Corp. Incorporated herein by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

          99        Registrant's News Release dated November 2, 1999.

                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           GLENAYRE TECHNOLOGIES, INC.


                                           By   s/ Stanley Ciepcielinski
                                             -----------------------------
                                                 Stanley Ciepcielinski
                                                 Executive Vice President
Dated:  November 11, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                        Commission File Number
November 1, 1999                                                    0-15761


                           GLENAYRE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX


Exhibit No.                                    Exhibit Description
-----------                                    -------------------

    2 Amended and Restated Acquisition Agreement dated as of September 30, 1999 among GTI Acquisition Corp., the Registrant, Western Multiplex Corporation, a California corporation, Western Multiplex Corporation, a Delaware Corporation, and WMC Holding Corp. Incorporated herein by reference to Exhibit
                                  10.1 to the Registrant's Quarterly Report on
                                  Form 10-Q for the quarter ended September 30, 1999.


  99                              Glenayre Technologies, Inc. News Release dated
                                  November 2, 1999